EXECUTED

AGREEMENT AND AMENDMENT NO. 4 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement (this “Agreement”) dated as of April 28, 2015 is among Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined below), the parties that are “Lenders” prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the “Existing Lenders”), the parties that are New Lenders (as defined below; and together with the Existing Lenders, the “Lenders” and individually, a “Lender”), Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Bank.
RECITALS
A.    The Borrower, the Existing Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011, as amended by that certain Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 3, 2012, as amended by that certain Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of June 29, 2012, and as amended by that certain Agreement and Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Second Amended and Restated Security Agreement dated as of November 22, 2013 (as amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”).
B.    In connection with such Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Second Amended and Restated Guaranty dated as of February 14, 2011, and Cheyenne Logistics LLC, a Delaware limited liability company, and El Dorado Logistics LLC, a Delaware limited liability company, each joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 1 dated as of December 15, 2011, HEP UNEV Holdings LLC, a Delaware limited liability company, and HEP UNEV Pipeline LLC, a Delaware limited liability company, each joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 2 dated as of August 10, 2012 and HEP El Dorado LLC, a Delaware limited liability company, joined as a guarantor pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 3 dated as of April 3, 2015 (as the same may be further amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.
C.    The Borrower has requested an increase in the aggregate Commitment under, and as defined in, the Credit Agreement.
D.    To effect the increase to the Commitment and subject to the terms set forth herein, certain Existing Lenders have agreed to increase their respective Commitments and certain other

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

financial institutions have agreed to enter into the Credit Agreement as Lenders (such new lenders being referred to herein as “New Lenders”).
E.    The Borrower has also requested that the Existing Lenders and the New Lenders amend the Credit Agreement to make certain other changes to the Credit Agreement.
THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
NEW LENDER AGREEMENTS
Section 2.01    New Lender Agreements. Each New Lender:
(a)    represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement;
(b)    agrees that, from and after the Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

(c)    represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;
(d)    represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;
(e)    represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Lender or New Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement;
(f)    if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;
(g)    agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender;
(h)    appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto; and
(i)    specifies as its Applicable Lending Office and (address for notices) the office(s) set forth beside its name on Schedule 1.01(b) attached hereto.

ARTICLE III
AMENDMENTS
Section 3.01    Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:
(a)    The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

“Agreement” means this Second Amended and Restated Credit Agreement dated as of February 14, 2011 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 and as it may be further amended, modified, restated, renewed, extended, increased or supplemented from time‑to‑time.
“Credit Documents” means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, the Fee Letters, the Amendment No. 1 Fee Letter, the Amendment No. 2 Fee Letter, the Amendment No. 3 Fee Letter, the Amendment No. 4 Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Services Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.
“Eurodollar Rate” means, for the Interest Period for each Eurodollar Rate Advance comprising the same Borrowing, the interest rate per annum reported by Bloomberg L.P. in its index of rates (or any successor to or substitute for such index, providing rate quotations comparable to those currently provided on such page of such index, as reasonably determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits in the approximate amount of such Eurodollar Rate Advance with a maturity comparable to such Interest Period for such Eurodollar Rate Advance. In the event that such rate is not available at such time for any reason, then the “Eurodollar Rate” with respect to such Eurodollar Rate Advance for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered to prime banks by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period. If the Eurodollar Rate determined as provided in this definition with respect to any Eurodollar Rate Advance for any Interest Period would be less than 0.00% per annum, then the Eurodollar Rate with respect to such Eurodollar Rate Advance for such Interest Period shall be deemed to be 0.00% per annum.
“Lender” means a party to this Agreement that (a) became a party hereto as a lender on the date hereof, (b) is identified as a “New Lender” (as defined in Amendment No. 1) entering into this Agreement under and as provided in Amendment No. 1, (c) is identified as a “New Lender” (as defined in Amendment No. 2) entering into this Agreement under and as provided in Amendment No. 2, or

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

(d) is identified as a “New Lender” (as defined in Amendment No. 4) entering into this Agreement under and as provided in Amendment No. 4, or (e) is an Eligible Assignee or an Approved Affiliate that became a party hereto pursuant to Sections 2.14, 2.15 or 9.05.
“Obligations” means (a) the principal, interest, fees, Letter of Credit commissions, charges, expenses, attorneys’ fees and disbursements, indemnities and any other amounts payable by any Loan Party to the Administrative Agent, the Issuing Banks and the Lenders under the Credit Documents, including without limitation, the Letter of Credit Obligations and (b) any amount in respect to any of the foregoing that the Administrative Agent, any Issuing Bank or any Lender, in its sole discretion, elects to pay or advance on behalf of any Loan Party after the occurrence and during the continuance of an Event of Default. In addition, all references to the “Obligations” in the Security Documents and in Sections 2.16 and 7.05 of this Agreement shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations of any Loan Party (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any counterparty to a Lender Hedging Agreement pursuant to such Lender Hedging Agreement or to any Lender or any Affiliate of a Lender with respect to Banking Service Obligations; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Pari Passu Hedging Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor. It is expressly agreed that Excluded Pari Passu Hedging Obligations shall not be treated as Obligations for purposes of the provisions for acceleration in Article VII and for adjustments and set-off in Section 7.05.
“Swap Contract” means (a) any and all interest rate swap transactions, interest rate protection agreements, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) any other derivative agreement or other similar agreement or arrangement, in each case, including any agreement,

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Permitted Note Debt” means (i) the 6.50% senior notes due 2020 issued by the Limited Partner and Finance Corp and (ii) Debt in connection with unsecured senior notes issued by the Limited Partner, Finance Corp or any of their wholly owned Subsidiaries; provided that with respect to senior notes described in clause (ii) above (a) after giving effect to the issuance of such notes, there would be no Default under this Agreement, (b) such notes’ scheduled maturity is no earlier than February 20, 2019, (c) the weighted average life of such notes is greater than the weighted average life of the Notes, and (d) no indenture or other agreement governing such notes contains financial maintenance covenants or other covenants or events of default that are materially more restrictive on the Limited Partner or any of its Subsidiaries than those contained in this Agreement or in the existing note documents related to the senior notes described in clause (i) above.
(b)    The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
“Amendment No. 4” means that certain Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of April 28, 2015, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, a Lender and an Issuing Bank, and all of the Lenders party thereto (including each Person identified as a “New Lender” (as defined in Amendment No. 4) entering into this Agreement under and as provided in Amendment No. 4).
“Amendment No. 4 Fee Letter” means, collectively, the separate letter agreements, each dated April 10, 2015, one between the Borrower and Wells Fargo Securities, LLC and Wells Fargo and the other between the Borrower and MUFG Union Bank, N.A.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. 1, et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.
“Excluded Pari Passu Hedging Obligations” means, with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Obligations in respect of any Lender Hedging Agreement if, and solely to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Obligations in respect of any Lender Hedging Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Obligations in respect of any Lender Hedging Agreement. If any Obligations

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

in respect of any Lender Hedging Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Obligations in respect of any Lender Hedging Agreement that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
“Loan Parties” means, collectively, the Borrower and each Guarantor, and “Loan Party” means any one of the foregoing.
“Qualified ECP Guarantor” means in respect of any Lender Hedging Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Lender Hedging Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(d)    Section 2.14 (Commitment Increase) of the Credit Agreement is hereby deleted in its entirety and the heading is changed to “Reserved”.
(e)    Section 7.06 (Application of Collateral) of the Credit Agreement is hereby amended by adding at the end thereof after clause fifth the following:
“Notwithstanding the foregoing, amounts received from any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Pari Passu Hedging Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Pari Passu Hedging Obligations as a result of this Section 7.06, the Administrative Agent may make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause fourth above by the holders of any Excluded Pari Passu Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause fourth above).

Administrative Agent shall incur no liability in connection with any determination of the existence or amount of Excluded Pari Passu Hedging Obligations and Administrative Agent may reserve from the application of amounts under this Section 7.06 any amounts it believes may be distributable in respect of Excluded Pari Passu Hedging Obligations until it has received evidence satisfactory to it of the existence, or lack of existence, and amount of such Excluded Pari Passu Hedging Obligations. Further, Administrative Agent may rely on certifications and representations from the Borrower in determining the existence and amount of such Excluded Pari Passu Hedging Obligations. “

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

(f)    A new Section 9.21 (Commodity Act Keepwell Provisions) is hereby added to the Credit Agreement to read in its entirety as follows:
“Section 9.21. Commodity Act Keepwell Provisions.

The Borrower, to the extent that it is a Qualified ECP Guarantor, hereby guarantees the payment and performance of all Obligations in respect of any Lender Hedging Agreement of each Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Guarantor in order for such Guarantor to honor its obligations under the Guaranty with respect to Lender Hedging Agreements (provided, however, that the Borrower, to the extent it is a Qualified ECP Guarantor, shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred (a) without rendering its obligations under this Section, or otherwise under this Agreement or any Credit Document, as it relates to such Guarantors, voidable under laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and (b) without rendering such Guarantor liable for amounts to creditors, other than to a counterparty to a Lender Hedging Agreement, that such Guarantor would not otherwise have made available to such creditors if this Section 9.21 was not in effect). The obligations of the Borrower, to the extent it is a Qualified ECP Guarantor, under this Section shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and the counterparties to all Lender Hedging Agreements, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 9.21 constitute, and this Section 9.21 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
(g)    Schedule 1.01(a) – Commitments - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) that is attached hereto.
(h)    Schedule 1.01(b) – Notice Addresses and Applicable Lending Offices - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(b) that is attached hereto.

ARTICLE IV
AGREEMENTS
Section 4.01    Commitments. Each Existing Lender and each New Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.
Section 4.02    Breakage Costs. If, as a result of the increase in the aggregate Commitments effected hereby, any Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

Advances under the Credit Agreement due to the changes in the Lenders’ Pro Rata Share resulting from the non-pro rata increases in the Commitments and the joinder of New Lenders into the Credit Agreement) and such Lender makes a request for compensation pursuant to Section 2.10 of the Credit Agreement, the Borrower shall, within ten (10) days of any written demand sent by such Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Lender any amounts required under Section 2.10 of the Credit Agreement to compensate such Lender for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advances.
Section 4.03    Fees. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Existing Lender increasing its Commitment pursuant to this Agreement, an upfront fee equal to thirty (30) basis points (0.30%) of the amount by which such Existing Lender’s Commitment (less any decrease in the Commitments of any Affiliate of such Existing Lender) exceeds its Commitment in effect immediately prior to the Effective Date and (b) for each New Lender, an upfront fee equal to thirty basis points (0.30%) of its Commitment (less any decrease in the Commitment of any Affiliate of such New Lender). On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.
Section 5.02    Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of the Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.
ARTICLE VI
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):
Section 6.01    Documents. The Administrative Agent shall have received each of the following:
(a)    this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders;
(b)    the Amendment No. 4 Fee Letter;
(c)    a replacement Note for each Existing Lender which increased its Commitment pursuant to this Agreement and a new Note to each New Lender, in each case, in the amount of their respective Commitment after giving effect to this Agreement;
(d)    a secretary’s or a Responsible Officer’s certificate for the Borrower dated the date hereof and certifying copies of the resolutions of the board of directors of the General Partner authorizing this Agreement and the increase in the aggregate Commitment effected hereby.
Section 6.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.
Section 6.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement and the increase in the aggregate Commitment effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

counsel presented to the Borrower for payment not less than two (2) days prior to the Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 6.01(b) above, and (c) all upfront fees required to be paid under Section 4.03 above.
ARTICLE VII
MISCELLANEOUS
Section 7.01    Effect on Credit Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantors, Administrative Agent, the Issuing Banks, and the Majority Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 7.02    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
Section 7.03    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.
Section 7.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

Section 7.05    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 7.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Texas Finance Code Chapter 346 (which regulates certain revolving loan accounts and revolving tri-party accounts), shall not apply to this Agreement or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided under Texas Finance Code, §303.002, as limited by Texas Finance Code §303.009.
Section 7.07    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The remainder of this page has been left blank intentionally.]

Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

EXECUTED to be effective as of the date first above written.

BORROWER:
HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership
By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner
By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 1
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

GUARANTORS:
HEP PIPELINE GP, L.L.C., a Delaware limited liability company

HEP REFINING GP, L.L.C., a Delaware limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware limited liability company
HEP PIPELINE, L.L.C., a Delaware limited liability company
HEP REFINING, L.L.C., a Delaware limited liability company
HEP WOODS CROSS, L.L.C., a Delaware limited liability company
HEP TULSA LLC, a Delaware limited liability company
LOVINGTON-ARTESIA, L.L.C., a Delaware limited liability company
HEP SLC, LLC, a Delaware limited liability company
ROADRUNNER PIPELINE, L.L.C., a Delaware limited liability company

Each by:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole member
	By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
	By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner
	By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 2
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner
By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member
By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 3
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By:	HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner
By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member
By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

	By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 4
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

	By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HOLLY ENERGY FINANCE CORP., a Delaware corporation

By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HOLLY ENERGY STORAGE - LOVINGTON LLC, a Delaware limited liability company

By:	HEP Refining, L.L.C., a Delaware limited liability and its Sole Member
By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member
By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 5
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

CHEYENNE LOGISTICS LLC, a Delaware limited liability company
EL DORADO LOGISTICS LLC, a Delaware limited liability company
HEP UNEV HOLDINGS LLC, a Delaware limited liability company
HEP UNEV PIPELINE LLC, a Delaware limited liability company
HEP EL DORADO LLC, a Delaware limited liability company

By:	/s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 6
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By: /s/ Rick Hawthorne Name: Rick Hawthorne Title: Director

LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and an Issuing Bank

By: /s/ Rick Hawthorne Name: Rick Hawthorne Title: Director

Signature Page 7
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

MUFG UNION BANK, N.A., as a Lender and Syndication Agent

By: /s/ Brian Hawk Name: Brian Hawk Title: Vice President

Signature Page 8
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

COMPASS BANK, as a Lender and a Co-Documentation Agent

By: /s/ Blake Kirshman Name: Blake Kirshman Title: Senior Vice President

Signature Page 9
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By: /s/ Todd S. Anderson Name: Todd S. Anderson Title: Vice President

Signature Page 10
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

BANK OF AMERICA, N.A. , as a Lender

By: /s/ Joseph Scott Name: Joseph Scott Title: Managing Director

Signature Page 11
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kristin Oswald Name: Kristin Oswald Title: Vice President

Signature Page 12
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

COMERICA BANK, as a Lender

By: /s/ Kyle J. Weiss Name: Kyle J. Weiss Title: Vice President

Signature Page 13
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

SUNTRUST BANK, as a Lender

By: /s/ Carmen Malizia Name: Carmen Malizia Title: Director

Signature Page 14
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

UBS AG STAMFORD BRANCH, as a Lender

By: /s/ Darlene Arias Name: Darlene Arias Title: Director By: /s/ Houssem Daly Name: Houssem Daly Title: Associate Director

Signature Page 15
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ M. Colin Warman Name: M. Colin Warman Title: Vice President

Signature Page 16
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

CITIBANK, N.A., as a Lender and a Co-Documentation Agent

By: /s/ Eamon Baqui Name: Eamon Baqui Title: Vice President

Signature Page 17
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

ONEWEST BANK, N.A., as a Lender

By: /s/ Sean Murphy Name: Sean Murphy Title: Executive Vice President

Signature Page 18
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

CIT BANK, as a Lender

By: /s/ Stewart McLeod Name: Stewart McLeod Title: Director

Signature Page 19
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Authorized Signatory By: /s/ D. Andrew Maletta Name: D. Andrew Maletta Title: Authorized Signatory

Signature Page 20
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director By: /s/ Kirk L. Tashjian Name: Kirk L. Tashjian Title: Director

Signature Page 21
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

FROST BANK, as a Lender

By: /s/ Lane Dodds Name: Lane Dodds Title: Senior Vice President

Signature Page 22
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Debra Hrelja Name: Debra Hrelja Title: Vice President

Signature Page 23
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Dmitriy Barskiy Name: Dmitriy Barskiy Title: Authorized Signatory

Signature Page 24
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

SANTANDER BANK, NA, as a Lender

By: /s/ Aidan Lanigan Name: Aidan Lanigan Title: Senior Vice President By: /s/ Puiki Lok Name: Puiki Lok Title: Vice President

Signature Page 25
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

Signature Page 26
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow Name: Mark Sparrow Title: Director

Signature Page 27
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By: /s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

Signature Page 28
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

FIFTH THIRD BANK, as a Lender

By: /s/ Larry Hayes Name: Larry Hayes Title: Director – Energy Finance

Signature Page 29
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

SCHEDULE 1.01(a)

Lender	Commitment

Wells Fargo Bank, National Association	$62,500,000.00
MUFG Union Bank, N.A.	$62,500,000.00
Compass Bank	$55,000,000.00
Citibank, N.A.	$55,000,000.00
U.S. Bank National Association	$55,000,000.00
Bank of America, N.A..	$47,500,000.00
Capital One, National Association	$47,500,000.00
SunTrust Bank	$37,500,000.00
UBS AG Stamford Branch	$37,500,000.00
Comerica Bank	$35,000,000.00
OneWest Bank, N.A.	$35,000,000.00
Sumitomo Mitsui Banking Corporation, NY Branch	$35,000,000.00
Toronto Dominion (New York) LLC	$35,000,000.00
Credit Suisse AG, Cayman Islands Branch	$30,000,000.00
Santander Bank, NA	$30,000,000.00
The Bank of Nova Scotia	$30,000,000.00
CIT Bank	$25,000,000.00
Fifth Third Bank	$25,000,000.00
Frost Bank	$25,000,000.00
PNC Bank, National Association	$25,000,000.00
Deutsche Bank Trust Company Americas	$20,000,000.00
JPMorgan Chase Bank, N.A.	$20,000,000.00
Morgan Stanley Bank, N.A.	$20,000,000.00

TOTAL    $850,000,000.00

Schedule 1.01(a)
Amendment No. 4
Holly Energy Partners - Operating, L.P.
Credit Agreement

SCHEDULE 1.01(b)

NOTICE ADDRESSES AND APPLICABLE LENDING OFFICES

Borrower:	Office:

Holly Energy Partners - Operating, L.P.	Address for Notices: 2828 N. Harwood, Suite 1300 Dallas, TX 75201 Telecopier Number: (214) 237-3051 Attention: Stephen D. Wise

Administrative Agent:	Applicable Lending Offices:

Wells Fargo Bank, National Association	Address for Notices: 1525 West WT Harris Blvd. Charlotte, NC 28262 Telecopier Number: (704) 590-2782 Telephone Number: (704) 590-2779 Attention: Erika Myers

Lenders:	Applicable Lending Offices:

Wells Fargo Bank, National Association
U.S. Domestic Lending Office:
1000 Louisiana, 9th Floor
Houston, TX 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 319-1832
Attention: Betsy Jocher

MUFG Union Bank, N.A.
U.S. Domestic Lending Office:
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 213-236-6823
Attention: Don Smith

Schedule 1.01(b) Page 1
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Compass Bank
U.S. Domestic Lending Office:
2200 Post Oak Blvd., 21st Floor
Houston, Texas 77056

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 713-499-8722
Attention: Blake Kirshman

U.S. Bank National Association
U.S. Domestic Lending Office:
950 17th Street DN-CO-T8E
Denver, CO 80202

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
555 SW Oak, PDORP7LS
Portland, OR 97208

Telecopier Number: (303) 585-4362
Attention: Monte Deckerd

Bank of America, N.A.
U.S. Domestic Lending Office:
901 Main St.
Dallas, TX 75202-3714

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 247-7286
Attention: Ron McKaig

Capital One, National Association
U.S. Domestic Lending Office:
1000 Louisiana Street, Suite 2950
Houston, TX 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 650-4930
Attention: Michael Higgins

Schedule 1.01(b) Page 2
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Comerica Bank
U.S. Domestic Lending Office:
1717 Main Street
Dallas, TX 75201

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-462-4240
Attention: Kyle Weiss

SunTrust Bank
U.S. Domestic Lending Office:
3333 Peachtree Street, 8th Floor
Atlanta, Georgia 30326

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (404)-439-7455
Attention: Carmen Malizia

UBS AG Stamford Branch
U.S. Domestic Lending Office:
677 Washington Blvd.
Stamford, CT 06901

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (203)-719-3390
Attention: Banking Products Services

PNC Bank, National Association
U.S. Domestic Lending Office:
Two Tower Center Blvd., 21st Floor
East Brunswick, NJ 08816

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-871-2015
Attention: Andrew Bae

Schedule 1.01(b) Page 3
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Citibank, N.A.
U.S. Domestic Lending Office:
1615 Brett Road, Building III
New Castle, DE 19720

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 994-0847
Attention: GLOriginationOps

OneWest Bank, N.A.
U.S. Domestic Lending Office:
888 East Walnut Street
Pasadena, CA 91101

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (866) 518-6540
Attention: Olga Fomina

CIT Bank
U.S. Domestic Lending Office:
11 West 42nd Street
New York, New York 10036

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 771-6023
Attention: Michael Cerniglia

Credit Suisse AG, Cayman Islands Branch
U.S. Domestic Lending Office:
Eleven Madison Ave.
New York, New York 10010

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (646) 935-8518
Attention: Mikhail Faybusovich

Schedule 1.01(b) Page 4
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Deutsche Bank Trust Company Americas
U.S. Domestic Lending Office:
60 Wall Street
New York, New York 10005-2858

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 507-3620
Attention: Kevin Chichester

Frost Bank
U.S. Domestic Lending Office:
100 W. Houston Street, #RB-2
San Antonio, Texas 78205

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 388-7607
Attention: Lane Dodds

JPMorgan Chase Bank, N.A.
U.S. Domestic Lending Office:
712 Main Street, 12th Floor, Central, MC TS2-NO86
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 216-8870
Attention: Debra Hrelja

Morgan Stanley Bank, N.A.
U.S. Domestic Lending Office:
1585 Broadway
New York, New York 10036
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (801) 236-3600
Attention: Michael King

Schedule 1.01(b) Page 5
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Santander Bank, NA
U.S. Domestic Lending Office:
45 East 53rd Street, 10th Floor
New York, New York 10022

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 297-2927
Attention: Brian Curran/Aidan Lanigan

Sumitomo Mitsui Banking Corporation, NY Branch
U.S. Domestic Lending Office:
277 Park Avenue
New York, New York 10172
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 277-3555
Attention: Luis Vaca

Toronto Dominion (New York) LLC
U.S. Domestic Lending Office:
31 West 52nd Street
New York, New York 10019-6101

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 653-8221
Attention: Jonathan Schwartz

The Bank of Nova Scotia
U.S. Domestic Lending Office:
711 Louisiana Street, Suite 1400
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 752-2425
Attention: John Frazell

Schedule 1.01(b) Page 6
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement

Fifth Third Bank
U.S. Domestic Lending Office:
1001 Fannin, Suite 4750
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 658-0078
Attention:   Larry Hayes

Schedule 1.01(b) Page 7
Amendment No.4
Holly Energy Partners
Operating, L.P. Credit Agreement